                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders.
Van Eck Global

Worldwide Insurance Trust

ANNUAL REPORT
December 31, 2005

Worldwide Hard Assets Fund

GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2005 and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

We are pleased to report that 2005 was another outstanding year for the Van Eck Worldwide Hard Assets Fund. The Initial Class shares of the Fund gained 51.67% for the twelve months ended December 31, 2005, marking its second best year since its inception in 1989 (the Fund gained 64.83% in 1993). The Fund solidly outperformed the benchmark Goldman Sachs Natural Resources (GSR) Index(1), which rose 34.44% for the year. Notably, it also outpaced the CRB Index(2) (+16.88%), which measures the performance of underlying commodities markets. The Fund demonstrated, once again, that it can offer strong relative performance with limited correlation to traditional financial markets, given the 4.91% return posted by the domestic U.S. equity market as measured by the Standard & Poor’s (S&P) 500 Index(3).

All told, this has been an incredible bull market for hard asset securities, with 2005 marking the sixth consecutive calendar year in which these investments have outperformed traditional equities. From a macro-economic perspective, higher worldwide demand, insufficient capacity, and geopolitical factors have all helped spur this historic rally. This recent strength has highlighted hard assets’ role as an important asset class and, hence, a vital component of a globally diversified investment portfolio.

The Fund invests in hard assets through equities and other commodity-linked instruments. The Fund further distinguishes itself by investing in several different hard asset sectors across many geographic regions. This investment style, in our view, offers a diversified approach to natural resource investing and can potentially limit volatility when compared to funds that invest in only one sector. Of note, the Fund’s Sharpe ratio* was 2.00 as of December 31. This ratio is calculated using standard deviation** (a measure of volatility) and excess return to determine reward per unit of risk, using the Fund’s trailing 36-month returns. Generally speaking, the higher a portfolio’s Sharpe ratio, the better its historical risk-adjusted performance. As a comparison, Morningstar’s natural resources peer group (which includes sector-specific funds) had a Sharpe ratio of 1.59 for the same time period. We believe this underscores the importance of taking a diversified approach to hard assets investing.

Market and Economic Review

In 2005, strong global economic growth continued to fuel demand for raw materials, particularly energy and both industrial and precious metals. Overall, commodities, including agricultural goods, gained 16.88% for the year as measured by the CRB Index, while commodity-related equities fared even better, with a 34.44% return, as measured by the GSR Index.

Another year of booming global demand, coupled with insufficient capacity to supply that demand, drove up prices for many natural resources. This ongoing supply-demand imbalance helped to counteract the headwind of a strengthening U.S. dollar. Commodity-price gains were particularly dramatic in the second half of the year. Energy prices surged to all-time highs; crude oil topped $70 a barrel in late August following the disruptions caused by Hurricane Katrina, and natural gas peaked at $15.378 per million British thermal units in December. Gold reached a 25-year high of $528.00 an ounce in December, and copper climbed to a record-setting $2.28 per pound in December. High demand for these and other natural resources continued to come predominantly from the U.S. and Asia, as well as several developing countries.

China’s exceptional growth (GDP estimates are 9%-10% for 2005) is a critical factor in the recent strong performance of hard assets. China’s tremendous appetite for raw materials, along with growing need from other developing countries, such as India, has helped propel this millennium’s rally.

*	Three year figure as of 12/31/05. According to Morningstar, a third-party mutual fund rating company, a Sharpe ratio of over 1.0 is “pretty good” and a ratio over 2.0 is “outstanding.” This metric was developed by Professor William Sharpe, one of three economists who received the Nobel Prize in Economics in 1990 for their contributions to what is now called “Modern Portfolio Theory”.

**	Standard deviation is a statistical measure that indicates how a fund’s total returns have varied over time (technically, it is a measure of the dispersion of a set of data from its mean).

Worldwide Hard Assets Fund

Energy

Notable news in the first half of 2005 included China’s $18.5 billion bid by state-run firm CNOOC to buy out American petrochemical company Unocal (both represented 0% of Fund net assets at yearend). Although ultimately thwarted by Congress, this takeover attempt underscored China’s increasing role in controlling the world’s raw materials. Based on crude oil consumption, China has surpassed Japan as the world’s second biggest importer after the U.S. The price of oil rose to $60 a barrel toward the end of June, overcoming earlier setbacks in the year caused by building inventories, a strengthening U.S. dollar, and hedge fund selling of energy shares. Over the summer, energy shares continued to post gains on the back of strong earnings reports, particularly within the oil services space.

August and September were noteworthy months given the devastation wrought by Hurricanes Katrina and Rita on the Gulf Coast. Ten percent of U.S. refining capacity was forced to suspend operations, and a substantial amount of U.S. oil and natural gas production was disrupted. As a result, unleaded gas futures and natural gas futures climbed significantly, while crude oil set a $70-a-barrel high mark. Energy shares were hurt by October’s sell-off, as investors started to price in a slowdown in demand as a result of higher prices. However, most energy stocks rebounded in the final two months of the year, even with unseasonably warm weather in the Northeast pushing down crude oil prices.

Industrial Metals

While industrial metals somewhat disappointed in the first half, the final six months of the year resulted in substantial gains. Copper led the group, gaining 45.4% for the year. Palladium, a component of the emissions-reducing catalytic converters in cars, was also a big winner in 2005 rising more than 40%. Steel, which faced a flood of excess supply early in the year, managed to improve noticeably toward yearend. Positive contributors included improved earnings outlooks from steel companies, lower Chinese exports and reduced inventories in North America. For the full year, the world’s steel sector rose nearly 30%. Other industrial metals, including zinc, lead, and tin, also enjoyed sizable gains, given China’s increasing demand for consumer electronics. November was a particularly strong month for base metals, driven by global growth expectations, positive supply news, and speculation of a large short squeeze in China.

Precious Metals

Despite a difficult first half, a strong advance in the second half of the year helped gold prices surge above levels not seen since 1981 in U.S. dollar terms. The first half was marred by U.S. dollar strength and seasonal weakness in demand. A turning point came at mid-year, when French voters rejected a referendum for the European Union (EU) constitution in June (a second rejection followed from the Netherlands). This dampened confidence in the euro, which was further damaged by the inability of EU officials to reach a consensus on the upcoming EU budget. At the same time, the U.S. dollar suffered from the weight of surging U.S. trade and budget deficits. In response, a global movement to gold as a sound money alternative seemed to take hold, boosting both the price of bullion and gold shares. Gold also gained in attractiveness in the second half given increasing concerns of an overheating U.S. economy, rising inflation and higher oil prices. In addition, robust economies in key gold-consuming nations, including India, China, Turkey and the U.S., resulted in increased demand for gold jewelry.

For the year, gold prices gained $78.55 or 17.92% to finish at $517.00 an ounce, a surprising finish given the strength of the U.S. dollar. Even stronger gains were experienced in other currencies, including Swiss francs, euros and Japanese yen, with gold prices gaining as much as 35%. The buoyant market enabled gold shares to end the year with strong double-digit gains. The AMEX Gold Miners Index (GDM)(4) rose 29.08% for the year, and the Financial Times (FTSE) Gold Mines Index(5) advanced 27.83% . Gold-mining company profits were negatively impacted, however, by the rising costs of fuel, steel, equipment and labor. Toward the end of the year, these cost pressures abated somewhat as the gold price in many foreign currencies moved higher and gold moved through $500. In fact, the rise in gold prices in the second half actually outpaced the price increases of energy and other commodities.

Real Estate

With the broader stock market’s lackluster showing for most of the year, investors continued to embrace

Worldwide Hard Assets Fund

real estate investments in 2005. Japanese real estate stocks led for the period, followed by European and then North American stocks, with U.S. stocks outpacing Canadian companies. Lured by strong relative performance and attractive dividend yields, net flows into the sector were strong for the year. REITs (real estate investment trusts) gained 12.13%, as measured by the Morgan Stanley Capital International (MSCI) US REIT Index(6), and 14.78% as reflected by the broader Citigroup World Property Index(7). The year was not without its challenges, marked by a monthly zigzag of ups and downs that ultimately proved positive. Investor sentiment suffered early in the year, as many feared the sector was overvalued after a long period of outperformance. Rising interest rates also heightened concerns intermittently throughout the year. On a positive note, strong earnings reports and somewhat lessened inflation fears helped boost results later in the period. Investors bid up higher quality REITs, those with high earnings multiples and low dividend yields.

Forest Products and Paper

It was a very disappointing year for forest products and paper companies in 2005. Both groups ended the year in negative territory. The world’s forestry sector declined 5.04% and paper was off 14.84% (as measured by Dow Jones Global Indexes-Industry Groups)(8). Earnings reports were disappointing for much of 2005, and the outlook for most paper grades continued to deteriorate. The rising costs of chemicals, energy and wood chips continued to squeeze profit margins while operating rates remained low and demand remained tepid. One bright spot came in the first half, with the price of the timberland sector escalating as endowments and pensions sought out uncorrelated asset classes.

Fund Review

Throughout 2005, we concentrated the Fund’s assets in the energy complex. The Fund’s allocation in energy climbed to 65.1% at December 31, 2005, up from 54.4% at the end of 2004, as a result of share price appreciation of existing holdings and additional purchases. This sector was the biggest contributor to the Fund’s strong performance in 2005. In the early part of the year, we were able to identify attractive value opportunities among energy stocks, given our view that valuations were not fully discounting what the “crude forward curve”† on the commodity side was suggesting for long-term prices. Throughout the year, the Fund strove to obtain exposure to companies involved in discovering major emerging oil and gas resources, given our view on the maturity of the North American market. Significant low-risk resource plays have evolved in areas of Wyoming and Texas, and shares of companies participating in these plays have shown strong outperformance.

Among the Fund’s larger holdings, standout energy holdings in 2005 included Southwestern Energy (4.0% of Fund net assets at yearend) based in Houston, Texas. Southwestern Energy, an exploration and production company primarily focused on natural gas, is in the process of potentially uncovering a significant resource in Arkansas. At this writing, the Fund continues to hold a meaningful stake in the company. Valero Energy (1.7% of Fund net assets at yearend) was also a strong performer for the year, with a standout one month rise of more than 28% in August. Todco (1.8% of Fund net assets at yearend), an oil and gas drilling contractor, started off slowly, but posted impressive results in the second half and for the full year. McDermott International (1.2% of Fund net assets at yearend) also provided solid returns for the year. Finally, among the Fund’s largest holdings, GlobalSantaFe, Halliburton and BJ Services (2.9%, 3.1% and 4.4% of Fund net assets, respectively at yearend) all exceeded expectations for the year.

The Fund’s allocation to industrial metals increased from 8.5% at the end of 2004 to 13.1% as of December 31, 2005. While the first half was somewhat disappointing for industrial metals, we maintained a strong outlook for nickel, aluminum, zinc and iron ore. For most of the year, we concentrated the Fund’s industrial metals exposure into nickel, aluminum and iron ore stocks, as well as exposure to the commodity in the case of zinc. These holdings included companies such as Companhia Vale Do Rio Doce (2.4% of Fund net assets at yearend), Inco (1.2% of Fund net assets at yearend) and Teck Cominco (1.1% of Fund net assets at yearend). In the first half, we underestimated copper, believing that

1	The “crude forward curve” describes the anticipated value of the future spot price of oil compared to the current price and is influenced, among other factors, by current price and inventory levels, transportation and storage costs and supply/demand balances.

Worldwide Hard Assets Fund

perhaps it had reached a peak. Copper proved us wrong and rallied strongly in the final two quarters. However, the Fund did benefit through our acquisition of BHP Billiton (3.2% of Fund net assets at yearend).

Precious metals holdings began the year at 13.0% of Fund net assets and ended 2005 with an allocation of 11.9% . We maintained a bullish longer-term view on gold throughout the year. Most of gold’s glittering rise in 2005 came in the second half. Notable gains were posted among the Fund’s gold holdings, such as Randgold Resources (the African mining group), Goldcorp (the Canadian gold producer), Newcrest Mining (an Australian gold-mining, exploration and production company), and Placer Dome, which saw its share price rise dramatically after the late October announcement of a takeover bid from fellow Canadian gold-mining leader Barrick Gold. (Randgold represented 1.4%, Newcrest 1.9%, and Placer Dome 1.8% of Fund net assets as of December 31).

The Fund’s exposure to real estate declined over the course of the year, falling from 5.5% at yearend 2004 to 2.3% at December 31, 2005. Given real estate’s deteriorating valuations and the attractiveness of other hard asset sectors, we felt it prudent to focus the Fund’s capital elsewhere in our universe. With that said, the Fund remains committed to real estate equities as a tool in managing portfolio stability and risk management, as the correlation of REITs to other commodity universes is relatively low. The primary focus of the Fund’s real estate investments in 2005 was the North American real estate markets. These included both the hotel sector and the apartment sector.

Exposure to the forest products and paper sector declined over the course of the year, from 7.0% at yearend 2004 to 4.2% as of December 31—not surprising given the lackluster results of this sector. As mentioned above, timberland was a bright spot earlier in the year and, in September, paper shares showed some strength. Also, attractive valuations provided some decent buying opportunities in 2005, especially among Canadian companies. However, for most of the year, the Fund’s holdings posted mixed results and, generally speaking, detracted from the Fund’s relative performance.

* * *

The Van Eck Worldwide Hard Assets Fund offers a diversified approach to natural resource investing, and has the ability to search out the most attractive opportunities from around the globe. As we enter 2006, we are heartened by the positive prospects for hard assets. Demand continues apace, with commodity demand from developing economies (like China’s) growing at a faster rate than overall demand. Several phenomena unique to the developing world are contributing to this acceleration in demand. For example, an increasing proportion of the world’s labor-intensive manufacturing activity has moved to these countries. Population growth and incomes are rising faster in the developing world than elsewhere, and consumer demand for resource-intensive products such as automobiles continues to grow. That said, we remain committed to the asset class and maintain a positive view of the conditions supporting hard asset investments.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the forced sale of property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

Worldwide Hard Assets Fund

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Derek S. van Eck Investment Team Member	Charles T. Cameron Investment Team Member

Joseph M. Foster Investment Team Member	Samuel R. Halpert Investment Team Member

Gregory F. Krenzer Investment Team Member	Charl P. deM. Malan Investment Team Member

Shawn Reynolds Investment Team Member January 23, 2006

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Worldwide Hard Assets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(2) The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(3) The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

(4) The AMEX Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (AMEX). Van Eck Associates Corporation has an exclusive license with the AMEX for exchange traded funds, and a revenue sharing agreement with the AMEX for derivative products based on the GDM. AMEX is the owner of, and maintains, the GDM.

(5) The Financial Times (FTSE) Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(6) On June 20, 2005, the official name of the Morgan Stanley REIT Index was changed to the MSCI US REIT Index. The Index will continue to be calculated with dividends reinvested on a daily basis. The Index is a total return index of the most actively traded REITs, and is designed to be a measure of real estate equity performance.

(7) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the index.

(8) The Dow Jones Global Indices Forest Products Sub Group is comprised of producers of wood and lumber in their raw forms. The Paper Products Sub Group is comprised of manufacturers of paper products, both raw and finished.

Worldwide Hard Assets Fund

Geographical Weightings
as of December 31, 2005* (unaudited)

Sector Breakdown*
as of December 31, 2005 (unaudited)

Energy	65.1%
Industrial Metals	13.1%
Precious Metals	11.9%
Forest Products and Paper	4.2%
Agriculture	2.6%
Real Estate.	2.3%
Basic Industry.	0.5%
Cash/Equivalents less Other
Assets Less Liabilities	0.3%

*	Percentage of net assets. Portfolio is subject to change.

Worldwide Hard Assets Fund
Top Ten Equity Holdings as of December 31, 2005* (unaudited)

BJ Services Co.
(U.S., 4.4%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company’s pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

Southwestern Energy Co.
(U.S., 4.0%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

Talisman Energy, Inc.
(Canada, 3.3%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

BHP Billiton PLC
(Australia, 3.2%)

BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production, and refining.

Delta Petroleum Corp.
(U.S., 3.1%)

Delta Petroleum acquires, explores, develops, and produces oil and gas properties. The company has interests in gross productive wells, undeveloped properties, federal units, and an offshore lease in California.

Halliburton Co.
(U.S., 3.1%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

GlobalSantaFe Corp.
(U.S., 2.9%)

GlobalSantaFe is an international offshore and land contract driller and provides drilling-related services, including third-party rig operators, incentive drilling and drilling engineering and project management services.

Nabors Industries Ltd.
(U.S., 2.5%)

Nabors Industries is a land drilling contractor and also performs well servicing and workovers. The company conducts oil, gas and geothermal land drilling operations in the continental United States, Alaska and Canada as well as in South and Central America and the Middle East. Nabors’ well-site services include oilfield management, well logging and other support services.

Companhia Vale do Rio Doce (CVDR)
(Brazil, 2.4%)

Headquartered in Rio De Janeiro, Brazil, CVDR engages primarily in mining and logistics businesses. It engages in iron ore mining, pellet production, manganese ore mining, and ferroalloy production, as well as in the production of nonferrous minerals, such as kaolin, potash, copper, and gold. The company’s aluminum-related operations include bauxite mining, alumina refining, and aluminum metal smelting.

Bois d’Arc Energy, Inc.
(U.S., 2.2%)

Bois d’Arc Energy discovers and produces oil and natural gas in the Gulf of Mexico Shelf. The company’s operations include the usage of seismic and drilling technology.

*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2005 -
		July 1, 2005	December 31, 2005	December 31, 2005

Initial Class	Actual	$1,000.00	$1,302.50	$6.85
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class R1	Actual	$1,000.00	$1,302.50	$6.91
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.18% on Initial Class shares and 1.19% on Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

Worldwide Hard Assets Fund
Performance Comparison

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the Standard & Poor’s 500 Index.

Van Eck Worldwide Hard Assets Fund (Initial Class) vs. Standard & Poor’s 500 Index (unaudited)				Van Eck Worldwide Hard Assets Fund (Class R1) vs. Standard & Poor’s 500 Index (unaudited)

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/05	One Year	Since Inception

Van Eck Worldwide Hard Assets Fund				Van Eck Worldwide Hard Assets Fund
(Initial Class)[1]	51.67%	18.87%	9.88%	(Class R1)[1]	51.61%	47.53%

Standard & Poor’s 500 Index	4.91%	0.54%	9.06%	Standard & Poor’s 500 Index	4.91%	9.41%

1Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
December 31, 2005

No. of		Value
Country Shares	Security	(Note 1)

Common Stocks:
AUSTRALIA: 7.3%
3,975,540	Aviva Corp. Ltd. † #	$193,266
990,978	BHP Billiton PLC (GBP) #	16,218,420
627,500	Bluescope Steel Ltd. #	3,185,073
552,606	Newcrest Mining Ltd. #	9,807,627
107,379	NGM Resources Ltd. † #	7,797
1,811,000	Oil Search Ltd. #	4,863,314
334,500	Santos Ltd. #	3,001,051

		37,276,548

AUSTRIA: 0.9%
80,000	OMV AG #	4,646,428

BERMUDA: 1.3%
385,000	Ship Finance International
	Ltd. (USD)	6,506,500

BRAZIL: 3.3%
295,300	Companhia Vale do Rio
	Doce (ADR)	12,148,642
67,000	Petroleo Brasileiro S.A.
	(ADR)	4,775,090

		16,923,732

CANADA: 18.8%
319,000	Agnico-Eagle Mines Ltd.
	(USD)	6,303,440
42,500	Agnico-Eagle Mines Ltd.
	Warrants ($19.00, expiring
	11/07/07) (USD) †	195,075
462,000	Bema Gold Corp.
	(USD) †	1,339,361
276,500	Bema Gold Corp.
	(USD) † R	801,587
1,614,800	Brazilian Resources, Inc. † #	104,185
45,000	Brookfield Properties Corp.	1,332,057
34,575	Brookfield Properties Corp.
	(USD)	1,017,197
63,850	Ensign Resources Services,
	Inc.	2,577,179
54,028	Falconbridge Ltd.	1,603,481
330,000	Find Energy Ltd. †	2,631,597
83,000	First Capital Realty, Inc.	1,652,931
22,600	First Quantum Minerals Ltd.	724,203
80,000	FNX Mining Co., Inc. † R	935,266
137,000	Gammon Lake Resources,
	Inc. †	1,627,571
808,000	Killam Properties † R	2,001,841
631,000	Kinross Gold Corp. (USD) †	5,817,820
441,000	LionOre Mining International
	Ltd. †	1,877,887
1,080,000	Miramar Mining Corp. †	2,712,891
720,000	Northern Orion Resources,
	Inc. † R	2,347,456
536,000	Northern Orion Resources,
	Inc. Warrants
	(CA 2.00, expiring
	5/29/08) † R	945,245
25,000	NQL Energy Services, Inc.
	(Class A) † R	135,490
141,500	Parkbridge Lifestyles
	Communities, Inc. †	608,628
99,000	Penn West Energy Trust	3,235,417
103,200	Petro-Canada (USD)	4,137,288
655,800	Petrolifera Petroleum
	Ltd. † R	4,343,980
81,400	Petrolifera Petroleum
	Ltd. Warrants
	(CAD 1.50, expiring
	9/11/06) † # R	434,152
246,500	Petrolifera Petroleum
	Ltd. Warrants
	(CAD 3.00, expiring
	5/8/07) † R	1,113,274
388,000	Placer Dome, Inc. (USD)	8,896,840
27,200	Suncor Energy, Inc.	1,715,604
48,800	Suncor Energy, Inc. (USD)	3,080,744
314,000	Talisman Energy, Inc.	16,639,339
100,000	Teck Cominco Ltd.	5,337,864
50,000	Tenke Mining Corp. †	393,565
291,000	TimberWest Forest Corp.
	(Stapled Units)	3,855,134
65,400	Trican Well Service Ltd. †	3,150,587

		95,626,176

FINLAND: 0.4%
144,000	Stora Enso Oyj
	(R Shares) #	1,948,965

HONG KONG: 0.3%
145,600	Sun Hung Kai Properties
	Ltd. #	1,414,110

INDONESIA: 0.0%
165,000	PT Medco Energi
	Internasional Tbk #	56,483

NORWAY: 1.7%
796,000	SeaDrill Ltd. † #	6,383,504
179,500	Sinvest ASA † #	2,275,845

		8,659,349

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
December 31, 2005 (continued)

No. of		Value
Country Shares	Security	(Note 1)

SOUTH AFRICA: 2.1%
486,400	Gold Fields Ltd.
	(Sponsored ADR)	$8,575,232
177,300	Sappi Ltd. (ADR)	2,008,809

		10,584,041

UNITED KINGDOM: 1.4%
445,600	Randgold Resources
	Ltd. (ADR) †	7,187,528

UNITED STATES: 61.7%
176,900	Aventine Renewable Energy
	Holdings, Inc. † # R	2,299,700
384,100	AK Steel Holding Corp. †	3,053,595
55,420	Alcoa, Inc.	1,638,769
137,550	Alpha Natural Resources,
	Inc. †	2,642,336
174,500	American Commercial Lines,
	Inc. †	5,285,605
73,000	Apache Corp.	5,001,960
318,000	Archer-Daniels-Midland Co.	7,841,880
612,000	BJ Services Co.	22,442,040
708,400	Bois d’ Arc Energy, Inc. †	11,235,224
91,000	Bunge Ltd.	5,151,510
127,700	Century Aluminum Co. †	3,347,017
104,000	Chicago Bridge & Iron
	Co. N.V.	2,621,840
150,000	ConocoPhillips	8,727,000
146,200	Cooper Cameron Corp. †	6,052,680
732,464	Delta Petroleum Corp.	15,945,741
139,900	ENSCO International, Inc.	6,204,565
124,000	EOG Resources, Inc.	9,097,880
89,500	Exxon Mobil Corp.	5,027,215
231,000	FMC Technologies Inc. †	9,914,520
98,400	Frontier Oil Corp.	3,692,952
165,800	Glamis Gold Ltd. †	4,556,184
305,000	GlobalSantaFe Corp.	14,685,750
90,000	Golden Star Resources
	Ltd. (USD) †	238,500
250,300	Halliburton Co.	15,508,588
143,700	Inco Ltd.	6,261,009
198,200	La Quinta Corp.
	(Paired Certificates) †	2,207,948
75,700	Longview Fibre Co.	1,575,317
132,000	McDermott International, Inc. †	5,888,520
195,100	Mercer International, Inc. †	1,533,486
168,000	Nabors Industries Ltd. †	12,726,000
139,472	National Oilwell Varco, Inc. †	8,744,894
202,600	Newfield Exploration Co. †	10,144,182
50,400	Oil States International, Inc. †	1,596,672
205,500	Patterson-UTI Energy Inc.	6,771,225
567,000	Southwestern Energy Co. †	20,377,980
20,000	Starwood Hotels & Resorts
	Worldwide, Inc	1,277,200
112,500	Temple-Inland, Inc.	5,045,625
239,500	Todco	9,115,370
150,000	Transocean, Inc. †	10,453,500
180,100	United States Steel Corp.	8,657,407
166,800	Valero Energy Corp.	8,606,880
94,000	Weatherford International Ltd. †	3,402,800
81,600	Weyerhaeuser Co.	5,413,344
253,100	XTO Energy, Inc.	11,121,214

		313,133,624

Total Common Stocks: 99.2%
(Cost: $344,780,882)		503,963,484

Preferred Stocks:
CANADA: 0.1%
6,622	Falconbridge Ltd. Jr Pfd
	Series 1	167,206
6,622	Falconbridge Ltd. Jr Pfd
	Series 2	167,206
3,221	Falconbridge Ltd. Jr Pfd
	Series 3	81,652

		416,064

RUSSIA: 0.4%
22,200	Surgutneftegaz, Inc.
	(Sponsored ADR)	1,973,580

Total Preferred Stocks: 0.5%
(Cost:$450,573)		2,389,644

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
December 31, 2005 (continued)

Short-Term	Date of		Value
Obligations: 0.4%	Maturity	Coupon	(Note 1)

Repurchase Agreement
(Note 12): Purchased on
12/30/05; maturity value
$2,000,778 (with State
Street Bank & Trust Co.,
collateralized by $2,040,000
Federal Home Loan Bank
4.125% due 2/15/08 with
a value of $2,044,782)
(Cost: $2,000,000)	1/3/06	3.50%	$2,000,000

Total Investments: 100.1%
(Cost: $ 347,231,455)			508,353,128
Other assets less liabilities: (0.1)%			(222,819)

Net Assets: 100.0%			$508,130,309

Glossary:
ADR-American Depositary Receipt

† - Non-income producing

# - Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $56,839,920 which represented 11.2% of net assets.

R - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities are considered liquid, unless otherwise noted, and the market value amounted to $15,357,991 or 3.0% of total net assets.

Restricted securities held by the Fund are as follows:

				Value
				as %
	Acquisition	Acquisition		of Net
Security	Date	Cost	Value	Assets

Aventine
Renewable
Energy
Holdings, Inc. (a)	12/12/05	$2,299,700	$2,299,700	0.5%
Bema Gold
Corp.	11/08/02	283,899	801,587	0.2%
FNX Mining Co.,
Inc.	06/27/02	263,123	935,266	0.2%
Killam Properties	11/11/03	858,118	2,001,841	0.4%
Northern Orion
Resources, Inc.	05/16/03	686,972	2,347,456	0.4%
Northern Orion
Resources,
Inc. Warrants	05/16/03	—	945,245	0.2%
NQL Drilling Tools,
Inc.	08/31/99	140,940	135,490	0.0%
Petrolifera Petroleum
Ltd.	03/07/05	853,420	4,343,980	0.8%
Petrolifera Petroleum
Ltd. Warrants (a)	03/07/05	—	434,152	0.1%
Petrolifera Petroleum
Ltd. Warrants	11/02/05	—	1,113,274	0.2%

			$15,357,991	3.0%

(a) - Illiquid security

Summary of	% of
Investments by Sector (Unaudited)	Net Assets

Energy	65.1%
Industrial Metals	13.1%
Precious Metals	11.9%
Forest Products and Paper	4.2%
Agriculture	2.6%
Real Estate	2.3%
Basic Industry	0.5%
Short-term Obligations	0.4%
Other Assets Less Liabilities	(0.1)%

100.0%

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Assets and Liabilities
December 31, 2005
Assets:
Investments, at value (cost $347,231,455) (Note 1)		$508,353,128
Cash		45,920
Foreign currency, at value (cost $1,220)		1,223
Receivables:
Capital shares sold		452,055
Dividends and interest		410,993
Prepaid expenses and other assets		94,192

Total assets		509,357,511

Liabilities:
Payables:
Capital shares redeemed		750,253
Due to Adviser		421,168
Accrued expenses		55,781

Total liabilities		1,227,202

Net Assets		$508,130,309

Initial Class Shares:
Net Assets		$424,017,357

Shares outstanding		15,288,640

Net asset value, redemption and offering price per share		$27.73

Class R1 Shares:
Net Assets		$84,112,952

Shares outstanding		3,033,101

Net asset value, redemption and offering price per share		$27.73

Net assets consist of:
Aggregate paid in capital		$314,926,515
Unrealized appreciation of investments and foreign currency transactions		161,122,492
Accumulated net investment loss		(305,956)
Undistributed realized gain		32,387,258

		$508,130,309

Statement of Operations
Year Ended December 31, 2005
Income (Note 1):
Dividends (net of foreign taxes withheld of $204,057)		$3,444,920
Interest		372,269

Total income		3,817,189
Expenses:
Management (Note 2)	$3,360,377
Professional services	224,074
Reports to shareholders	70,082
Custodian	69,236
Trustees’ fees and expenses	63,469
Transfer agency — Initial Class Shares	14,804
Transfer agency — Class R1 Shares	11,936
Interest	357
Other	124,100

Total expenses		3,938,435

Net investment loss		(121,246)

Realized and Unrealized Gain on Investments (Note 3):
Realized gain from security transactions		37,609,166
Realized loss from foreign currency transactions		(62,233)
Realized gain from options		124,871
Realized loss from futures		(59,873)
Change in unrealized appreciation of investments		106,873,667
Change in unrealized appreciation of foreign denominated assets and liabilities		(80)

Net realized and unrealized gain on investments		144,485,518

Net Increase in Net Assets Resulting from Operations		$144,364,272

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2005	2004

Increase in Net Assets From:
Operations:
Net investment income (loss)	$(121,246)	$900,048
Realized gain from security transactions	37,609,166	22,854,172
Realized gain (loss) from foreign currency transactions	(62,233)	22,766
Realized gain on options	124,871	71,485
Realized gain (loss) from futures	(59,873)	302,883
Change in unrealized appreciation of investments	106,873,667	14,053,611
Change in unrealized appreciation of foreign denominated assets and liabilities	(80)	62

Net increase in net assets resulting from operations	144,364,272	38,205,027

Distributions to shareholders from:
Net investment income
Initial Class Shares	(743,375)	(634,060)
Class R1 Shares	(100,122)	—

Total distributions	(843,497)	(634,060)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	187,526,844	79,270,231
Class R1 Shares	51,399,382	26,795,429
Reimbursement from Adviser (Note 14)	34,118	—

	238,960,344	106,065,660

Reinvestment of distributions
Initial Class Shares	743,375	634,060
Class R1 Shares	100,122	—

	843,497	634,060

Cost of shares reacquired
Initial Class Shares	(76,676,993)	(82,575,336)
Class R1 Shares	(14,733,252)	(4,251,240)
Redemption fees	58,225	30,266

	(91,352,020)	(86,796,310)

Increase in net assets resulting from capital share transactions	148,451,821	19,903,410

Total increase in net assets	291,972,596	57,474,377
Net Assets:
Beginning of year	216,157,713	158,683,336

End of year (including undistributed net investment income (loss) of ($305,956) and
$793,454, respectively)	$508,130,309	$216,157,713

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	8,404,752	4,992,234
Reinvestment of distributions	40,204	43,459
Shares reacquired	(3,517,368)	(5,370,112)

Net increase	4,927,588	(334,419)

Class R1 Shares:†
Shares sold	2,291,327	1,670,698
Reinvestment of distributions	5,412	—
Shares reacquired	(676,938)	(257,398)

Net increase	1,619,801	1,413,300

† Inception date of Class R1 shares May 1, 2004

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares					Class R1 Shares

							For the
						Year	Period
						Ended	May 1, 2004*
	Year Ended December 31,					December	through
						31,	December 31,
	2005	2004	2003	2002	2001	2005	2004

Net Asset Value, Beginning of Period	$18.36	$14.84	$10.30	$10.69	$12.07	$18.36	$14.54

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.01)	0.08	0.05	0.08	0.14	0.01	0.03
Net Realized and Unrealized Gain (Loss)
on Investments	9.45	3.50	4.54	(0.38)	(1.39)	9.43	3.79

Total from Investment Operations	9.44	3.58	4.59	(0.30)	(1.25)	9.44	3.82

Less Distributions from:
Net Investment Income	(0.07)	(0.06)	(0.05)	(0.09)	(0.13)	(0.07)	—

Total Distributions	(0.07)	(0.06)	(0.05)	(0.09)	(0.13)	(0.07)	—

Redemption fees	— (c)	— (c)	—	—	—	— (c)	—	(c)

Net Asset Value, End of Period	$27.73	$18.36	$14.84	$10.30	$10.69	$27.73	$18.36

Total Return (a)	51.67%	24.23%	44.78%	(2.85)%	(10.45)%	51.61%	26.27%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$424,017	$190,206	$158,683	$97,978	$77,549	$84,113	$25,952
Ratio of Gross Expenses to Average
Net Assets	1.17%	1.20%	1.23%	1.23%	1.18%	1.19%	1.32	%(d)
Ratio of Net Expenses to Average
Net Assets (b)	1.17%	1.20%	1.24%	1.23%	1.18%	1.19%	1.24	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.03)%	0.54%	0.59%	0.68%	1.13%	(0.06)%	0.39	%(d)
Portfolio Turnover Rate	52%	60%	43%	63%	86%	52%	60%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvest- ment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratios would be 1.17%, 1.20%, 1.23%, 1.20%, and 1.15% for the Initial Class Shares for the years ending December 31, 2005, 2004 2003, 2002 and 2001, respecitvely and 1.19% and 1.24%, for the Class R1 Shares for the periods ending December 31, 2005 and 2004, respectively.
(c)	Amount represents less than $0.01 per share.
(d)	Annualized.
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes to Financial Statements

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified fund of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s daily net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

Worldwide Hard Assets Fund

Notes to Financial Statements (continued)

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at December 31, 2005.

Transactions in call options written for the year ended December 31, 2005 were as follows:

	Number
	of
	Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	40,040	124,871
Options exercised	—	—
Options expired	40,040	124,871

Options outstanding at the end of year	—	$—

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. There were no futures contracts outstanding at December 31, 2005.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2005.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1.00% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the year ended December 31, 2005, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $333,131,426 and $170,804,736, respectively.

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $348,275,396 and net unrealized appreciation aggregated $160,077,732 of which $163,424,852 related to appreciated securities and $3,347,120 related to depreciated securities.

At December 31, 2005, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$11,307,995
Undistributed long term capital gains	21,833,592
Accumulated capital and other losses	(6,095)
Unrealized appreciation	160,078,551

Total	$193,214,043

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004

Ordinary income	$843,497	$634,060

The Fund utilized capital losses carryforwards of $5,393,465 in the current fiscal year.

During 2005, as a result of permanent book to tax differences, the Fund increased accumulated net investment loss by $134,667, increased undistributed realized gain by $168,785 and decreased aggregate paid in capital by $34,118. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in Real Estate Investment Trusts and Passive Foreign Investment Companies.

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging

Worldwide Hard Assets Fund

Notes to Financial Statements (continued)

market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The aggregate shareholder accounts of two insurance companies own approximately 50% and 28% of the Initial Class shares and one insurance company owns approximately 99% of the Class R1 shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2005, the Fund had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Fund’s portion of the Plan is $37,415.

Note 9—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2005, the Fund had no outstanding equity swaps.

Note 10—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2005, the Fund had no outstanding commodity swaps.

Note 11—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2005, the Fund borrowed under this Facility. The average daily balance during the 8 day period during which the loan was outstanding amounted to approximately $370,000 and the weighted average interest rate was 4.25% . At December 31, 2005, there were no outstanding borrowings by the Fund under the Facility.

Note 12—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of

Worldwide Hard Assets Fund

Notes to Financial Statements (continued)

the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 13—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 14—Reimbursement from Adviser—The Adviser reimbursed the Fund $34,118 in connection with dividends paid in January 2003 and 2004 to shareholders redeeming on the day between record date and ex-dividend date.

Note 15—Subsequent Event—A distribution of $1.72 per share was paid on January 31, 2006 to shareholders of record of the Initial Class shares and the Class R1 shares as of January 30, 2006 with a reinvestment date of January 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 10, 2006

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited)

Position(s),
Term of
	Office[2]		Number of
	and Length		Portfolios	Other
Trustee’s	of Time	Principal	in Fund	Directorships
Name, Address[1]	with the	Occupation(s) During	Complex[3]	Held Outside
and Age	Trust	Past 5 Years	Overseen	Fund Complex

Interested Trustee:
Jan F. van Eck	Trustee	Director and Executive Vice President,	9	None
42†	since 1998	Van Eck Associates Corporation;
Director, Executive Vice President and
Chief Compliance Officer, Van Eck
Securities Corporation; Director and
President, Van Eck Absolute Return
Advisers Corporation; Director, Greylock
Capital Associates LLC; Officer of two
other investment companies advised by
the Adviser.
Independent Trustees:
Richard C. Cowell	Trustee	Private investor	9	Director, West Indies
78‡¶	since 1985			& Caribbean
Development Ltd.;
Director/Trustee of
two other investment
companies advised
by the Adviser.

David J. Olderman	Trustee	Private investor	9	Director, Greif, Inc.,
70‡¶	since 1994			Ladig, Inc., and
Minnesota Public Radio;
Director/Trustee of two
other investment
companies advised by the
Adviser.

Ralph F. Peters	Trustee	Private investor	9	Director/Trustee of two
76‡¶	since 1987			other investment
companies advised by the
Adviser.

R. Alastair Short	Trustee since	Managing Director, The GlenRock	9	Director/Trustee of two
52‡¶	June 2004	Group, LLC (private equity investment		other investment
		firm), May 1, 2004 to present; President,		companies advised
		Apex Capital Corporation (personal		by the Adviser.
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Trustee	President and CEO, SmartBrief.Com	9	Director/Trustee of two
Stamberger	since 1994			other investment
46‡¶				companies advised
by the Adviser.

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Heidi L. Cain	Assistant Secretary and	Assistant Secretary and Assistant Vice President, Van Eck
27	Assistant Vice President	Associates Corporation, Van Eck Securities Corporation and
	since December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Staff Attorney, Van Eck Associates Corporation since January
2005; Student, New York University School of Law, August 2003 –
May 2004; Student, Golden Gate University School of Law, August
2000 – August 2003; Legal Investigator, Northern California
Innocence Project, January 2003 – July 2003; Legal Extern, Hon.
Phyllis J. Hamilton, Federal District Court Judge for the Northern
District of California, September 2002 – December 2002; Law
Clerk, Law Offices of Jeffrey Schwartz, September 2001 – January
2003; Legal Assistant, Buchman & O’Brien, September 2000 –
August 2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck
43		Associates Corporation; Co-Portfolio Manager, Worldwide Bond
Fund Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation, and Van Eck
49	and President since 2004	Securities Corporation since February 2004; Private Investor,
June 2003 – January 2004; Independent Consultant, Waddell &
Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell
& Reed, Inc., December 2002 – March 2003; President/Chief
Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June
1993 – December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
April 1985 – December 2002; Officer of two other investment
companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
50		Mutual Fund Operations, Van Eck Securities Corporation; Officer
of two other investment companies advised by the Adviser.

Thaddeus	Chief Compliance Officer	Chief Compliance Officer, Van Eck Absolute Return Advisers
Leszczynski	since September 2005	Corporation and Van Eck Associates Corporation since September
59		2005; Founder and Vice President, EARN Corporation, July 2004
to present; Private Practice Lawyer, January 2002 to present;
Executive Vice President, Asian Financial Network Ltd.,
September 2000 – January 2001; Vice President, Prudential
Insurance Company, March 1998 – August 2000; Officer of two
other investment companies advised by the Adviser.

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Thomas K. Lynch	Vice President and	Vice President, Van Eck Associates Corporation and Van Eck
49	Treasurer since 2005	Absolute Return Advisers Corp., since April 2005; Second Vice
President and Associate Controller, TIAA-CREF, January 1996 to
April 2005; Senior Manager, Audits, Grant Thornton, December
1993 to January 1996; Senior Manager, Audits, McGladrey &
Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel, and Secretary, Van Eck
57	and Secretary since	Associates Corporation, Van Eck Securities Corporation, and
	December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC, March 2001 –
November 2005; Private Investor/Consultant, September 2000 –
February 2001; Executive Vice President and General Counsel,
Mainstay Management LLC, September 1999 – August 2000;
Officer of two other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck
50	and Chief Financial	Associates Corporation; Senior Vice President, Chief Financial
	Officer since 2005	Officer, Treasurer and Controller, Van Eck Securities Corporation
and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser; Vice President and
Treasurer of the Trust and two other investment companies
advised by the Adviser, 1985 – 2005.

Derek S. van Eck	Executive Vice President	President of Worldwide Hard Assets Fund series and the
41†	since 2004	Worldwide Real Estate Fund series of Van Eck Worldwide
Insurance Trust and the Global Hard Assets Fund series of Van
Eck Funds; Director of Van Eck Associates Corporation; Director
and Executive Vice President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital Associates LLC; Officer
of two other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
2	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.
†	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $157,600 for 2005 and $148,627 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $40,583 for 2005 and $20,249 for 2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,469 for 2005 and $17,000 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date February 27, 2006
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date February 27, 2006
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date February 27, 2006
     -----------------